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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                               September 29, 2005
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
  (as Depositor with respect to the issuance of Sequoia Mortgage Trust 2005-4,
                       Mortgage Pass-Through Certificates)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
          Delaware                    333-118832-09               35-2170972
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)
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                         One Belvedere Place, Suite 330
                              Mill Valley, CA 94941
                    (Address of Principal Executive Offices)

                                 (415) 389-7373
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS

          On September 1, 2005, Sequoia Residential Funding, Inc. (the "Depositor"), HSBC Bank USA, National Association (the "Trustee"), and Wells Fargo Bank, N. A. (the "Master Servicer" and "Securities Administrator") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), pursuant to which the Sequoia Mortgage Trust 2005-4 Mortgage Pass-Through Certificates (the "certificate") in the approximate aggregate principal amount of $326,630,100 were issued. Certain Certificates were sold by the Depositor to Morgan Stanley & Co. Incorporated and Banc of America Securities LLC, as underwriters, pursuant to the Underwriting Agreement dated September 26, 2005 (the "Underwriting Agreement"). In connection with the offering of Mortgage Pass-Through Certificates, RWT Holdings, Inc. ("RWT") and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement dated September 1, 2005, pursuant to which RWT conveyed to the Depositor as of the closing on September 29, 2005, all of its interest in the Mortgage Loans. The Pooling and Servicing Agreement, with accompanying Exhibits, is annexed hereto as Exhibit 99.1. The Opinion as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2005-4 Mortgage Pass-Through Certificates is attached hereto as Exhibit 99.2. The Opinion as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2005-4 Mortgage Pass-Through Certificates is attached hereto as Exhibit 99.3. The Underwriting Agreement is attached hereto as Exhibit 99.4.

ITEM 9.01(C). FINANCIAL STATEMENTS AND EXHIBITS

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
99.1 Pooling and Servicing Agreement dated as of September 1, 2005, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

99.2 Opinion of Chapman and Cutler LLP, dated September 29, 2005, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2005-4 Mortgage Pass-Through Certificates.

99.3 Opinion of Tobin & Tobin, dated September 29, 2005, as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2005-4 Mortgage Pass-Through Certificates.

99.4 Underwriting Agreement dated September 26, 2005, among Sequoia Residential Funding, Inc., Redwood Trust, Inc., RWT Holdings, Inc., Morgan Stanley & Co. Incorporated and Banc of America Securities LLC.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 12, 2005

                                        SEQUOIA RESIDENTIAL FUNDING, INC.


                                        By: /s/ Harold F. Zagunis
                                            ------------------------------------
                                            Harold F. Zagunis
                                            Secretary
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                                  EXHIBIT INDEX

Exhibit Number

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
99.1 Pooling and Servicing Agreement dated September 1, 2005, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

99.2 Opinion of Chapman and Cutler LLP, dated September 29, 2005, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2005-4 Mortgage Pass-Through Certificates.

99.3 Opinion of Tobin & Tobin, dated September 29, 2005, as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2005-4 Mortgage Pass-Through Certificates.

99.4 Underwriting Agreement dated September 26, 2005, among Sequoia Residential Funding, Inc., Redwood Trust, Inc., RWT Holdings, Inc., Morgan Stanley & Co. Incorporated and Banc of America Securities LLC.
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